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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 31, 1996
                        (Date of earliest event reported)


                             Allegro New Media, Inc.
             (Exact name of registrant as specified in its charter)



            Delaware                      1-14076              22-3270045
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
 incorporation)                                           Identification Number)



                 16 Passaic Avenue, Fairfield, New Jersey 07004
               (Address of principal executive offices) (Zip Code)


          Registrant's telephone number
          including area code                               (201) 808-1992


          (Former name or former address, if changed since last report)
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ITEM 2.       Acquisition or Disposition of Assets

         (a) As of July 31, 1996, the Registrant entered into and consummated the transactions contemplated by an agreement and plan of reorganization to acquire all of the outstanding capital stock of Serif Inc, a Delaware corporation ("Serif Inc.") with its principal office located in Nashua, New Hampshire, from the stockholders thereof, and an agreement and plan of reorganization to acquire all of the outstanding capital stock of Serif (Europe) Limited, an English limited company ("Serif Limited"; and together with Serif Inc., collectively referred to herein as "Serif"), with its principal office located in Nottingham, England, from the stockholders thereof. The Registrant issued an aggregate of 1,000,000 shares of its authorized and unissued common stock in connection with these agreements, one-third of which is being held in escrow until May 1, 1998 in respect of possible claims for breaches of representations and warranties.

              (b) Serif's facilities were used by it in the development, warehousing, marketing and sales of desktop publishing computer software products. The Registrant will continue such operations under leases thereof, except that all operations at the Nashua, New Hampshire facility other than telephone sales are expected to be transferred to the Registrant's New Jersey facility.

ITEM 5.       Other Events

         On July 23, 1996, Richard Bergman resigned as a director and as Vice President of product development of the Registrant. Gwyn Jones, the former controlling stockholder of Serif, is expected to be elected as the Registrant's Executive Vice President of product development. On July 24, 1996, Joseph Cirillo, President of H. Betti Industries, Inc. and Mark E. Leininger, the Registrant's Vice President-Finance, were elected as directors of the Registrant in classes II and III, respectively.

ITEM 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits

              (a) Financial Statements of business acquired. Since it is impractical at this time to provide the required audited financial statements of Serif Inc. and Serif (Europe) Limited as of December 31, 1995 and 1994 and for the years then ended and unaudited financial statements of such companies for the six months ended June 30, 1996 and 1995, the Registrant will file such required financial statements on Form 8-K/A as soon as practicable, but not later than sixty days after the required filing date of this report.

              (b) Pro forma financial information. Since it is impractical to provide the required pro forma financial statements at this time, the Company will file the required pro forma financial statements on Form 8-K/A as soon as practicable, but not later than sixty days after the required filing date of this report.


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              (c)  Exhibits.

4.3 Agreement and Plan of Reorganization dated as of July 31, 1996 among the Registrant, Serif Inc., Gwyn Jones and all other stockholders of Serif Inc.

4.4 Agreement and Plan of Reorganization dated as of July 31, 1996 among the Registrant, Serif (Europe) Limited, Gwyn Jones and the other stockholders of Serif (Europe) Limited.

10.30 Form of Lock-Up Agreements dated as of July 31, 1996 between the Registrant and each of the stockholders of Serif Inc. and Serif (Europe) Limited relating to limitations on stock sales.

10.31 Registration Rights Agreement dated as of July 31, 1996 between the Registrant and the stockholders of Serif Inc. and Serif (Europe) Limited.

10.32 Settlement and General Release Agreement dated as of July 23, 1996 among the Registrant, Richard Bergman and Barry A. Cinnamon.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ALLEGRO NEW MEDIA, INC.



                                       By:  /s/ Barry A. Cinnamon
                                            Barry A. Cinnamon
                                            Chairman, President and Chief
                                             Executive Officer

Date: August 12, 1996


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EXHIBIT INDEX
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4.3      Agreement and Plan of Reorganization dated as of July 31, 1996 among the Registrant, Serif Inc., Gwyn Jones and all other stockholders of Serif Inc.

4.4 Agreement and Plan of Reorganization dated as of July 31, 1996 among the Registrant, Serif (Europe) Limited, Gwyn Jones and the other stockholders of Serif (Europe) Limited.

10.30 Form of Lock-Up Agreements dated as of July 31, 1996 between the Registrant and each of the stockholders of Serif Inc. and Serif (Europe) Limited relating to limitations on stock sales.

10.31 Registration Rights Agreement dated as of July 31, 1996 between the Registrant and the stockholders of Serif Inc. and Serif (Europe) Limited.

10.32 Settlement and General Release Agreement dated as of July 23, 1996 among the Registrant, Richard Bergman and Barry A. Cinnamon.